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                                                                   Exhibit 10-45

                               DTE ENERGY COMPANY

                      EXECUTIVE DEFERRED COMPENSATION PLAN





                            Effective January 1, 2002




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                               TABLE OF CONTENTS

                                                                                                          Page
   SECTION      PREAMBLE.....................................................................................1
                --------

   SECTION 1.   TITLE, PURPOSE AND EFFECTIVE DATE............................................................1
     1.01.      Title........................................................................................1
     1.02.      Purpose......................................................................................1
     1.03.      Effective Date...............................................................................1

   SECTION 2.   DEFINITIONS..................................................................................2
     2.01.      Account......................................................................................2
     2.02.      Affiliated Company...........................................................................2
     2.03.      Annual Cash Bonus............................................................................2
     2.04.      Base Salary..................................................................................2
     2.05.      Beneficiary..................................................................................2
     2.06.      Board........................................................................................2
     2.07.      Cash Balance Plan............................................................................2
     2.08.      Cash Compensation............................................................................2
     2.09.      Code.........................................................................................3
     2.10.      Committee....................................................................................3
     2.11.      Company......................................................................................3
     2.12.      Company's Accountants........................................................................3
     2.13.      Company's Actuaries..........................................................................3
     2.14.      Contribution Subaccount......................................................................3
     2.15.      Deferral Election............................................................................3
     2.16.      Deferral Period..............................................................................3
     2.17.      Deferral Year................................................................................3
     2.18.      Deferral Year Subaccount.....................................................................4
     2.19.      DTE..........................................................................................4
     2.20.      DTE Stock....................................................................................4
     2.21.      Eligible Employee............................................................................4
     2.22.      ERISA........................................................................................4
     2.23.      Fair Market Value............................................................................4
     2.24.      FICA.........................................................................................4
     2.25.      Participant..................................................................................4
     2.26       Participating Affiliated Employer............................................................4
     2.27.      Pension Plan.................................................................................4
     2.28.      Performance Share Award......................................................................4
     2.29.      Plan.........................................................................................4
     2.30.      Plan Year....................................................................................5
     2.31.      Prior Plan...................................................................................5
     2.32.      Qualified Plan...............................................................................5
     2.33.      Savings Plan.................................................................................5
     2.34.      SIP..........................................................................................5
     2.35.      Spouse.......................................................................................5
     2.36.      Subsidiary...................................................................................5


                                       i

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
   SECTION 3.   ELIGIBILITY AND PARTICIPATION................................................................5
     3.01.      Voluntary Participation by Eligible Employees................................................5
     3.02.      Mandatory Participation by Covered Employees.................................................6

   SECTION 4.   DEFERRALS AND CONTRIBUTIONS..................................................................6
     4.01.      Deferral of Performance Share Awards.........................................................6
     4.02.      Deferral of Base Salary......................................................................7
     4.03.      Deferral of Annual Cash Bonus................................................................7
     4.04.      Restoration of Qualified Plan Benefits.......................................................7
     4.05.      Mandatory Deferral...........................................................................8
     4.06.      Deferral of Prior Plan Balances..............................................................8

   SECTION 5.   ACCOUNTS AND EARNINGS........................................................................8
     5.01.      Establishment of Accounts....................................................................8
     5.02.      Contribution Subaccounts.....................................................................9
     5.03.      Election of Investment Options..............................................................10
     5.04.      No Requirement to Fund......................................................................10

   SECTION 6.   FORM AND TIMING OF PAYMENT..................................................................10
     6.01.      Distribution of Contribution Subaccount.....................................................10
     6.02.      Form of Distributions.......................................................................11
     6.03.      Change In Distribution Option...............................................................11
     6.04.      Hardship Withdrawals........................................................................11
     6.05.      Unscheduled Withdrawals.....................................................................12
     6.06.      Revocation of Designation as an Eligible Employee...........................................12
     6.07.      Distribution of Performance-Based Compensation..............................................12

   SECTION 7.   SELECTION OF AND PAYMENTS TO A BENEFICIARY..................................................13
     7.01.      Beneficiary Designation.....................................................................13
     7.02.      Change in Beneficiary.......................................................................13
     7.03.      Survivor Benefit............................................................................13

   SECTION 8.   VESTING OF BENEFITS.........................................................................13

   SECTION 9.   TAX WITHHOLDING.............................................................................13

   SECTION 10.  ADMINISTRATION OF THE PLAN..................................................................13
     10.01.     Duties and Power............................................................................13
     10.02.     Benefit Statements..........................................................................14
     10.03.     Right to Accelerate.........................................................................14

                                       ii

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
   SECTION 11.  AMENDMENT, SUSPENSION, AND TERMINATION......................................................14
     11.01.     Right to Amend or Terminate.................................................................14
     11.02.     Right to Suspend............................................................................14
     11.03.     Partial ERISA Exemption.....................................................................14

   SECTION 12.  MISCELLANEOUS...............................................................................15
     12.01.     Unfunded Plan...............................................................................15
     12.02.     No Right to Continued Employment............................................................15
     12.03.     Prohibition Against Alienation..............................................................15
     12.04.     Savings Clause..............................................................................15
     12.05.     Payment of Benefit of Incompetent...........................................................15
     12.06.     Spouse's Interest...........................................................................16
     12.07.     Successors..................................................................................16
     12.08.     Gender, Number and Heading..................................................................16
     12.09.     Legal Fees and Expenses.....................................................................16
     12.10.     Choice of Law...............................................................................16
     12.11.     Affiliated Employees........................................................................16
     12.12.     Plan Document...............................................................................16

   SECTION 13.  ARBITRATION.................................................................................17

   SECTION 14.  CHANGE IN CONTROL PROVISIONS................................................................18
     14.01.     General.....................................................................................18
     14.02.     Transfer to Rabbi Trust.....................................................................18
     14.03.     Lump Sum Payments...........................................................................18
     14.04.     Joint and Several Liability.................................................................18
     14.05.     Dispute Procedures..........................................................................19
     14.06.     Definition of Change in Control.............................................................19

                                      iii

                               DTE ENERGY COMPANY
                      EXECUTIVE DEFERRED COMPENSATION PLAN
                            Effective January 1, 2002


                                    PREAMBLE

         Benefits under the Plan are available to eligible executives and key management employees of DTE Energy Company and its Affiliated Companies. DTE Energy Company has established this Plan to benefit executives of DTE Energy Company and its Affiliated Companies in a manner that will be in the best interest of DTE Energy Company and its shareholders.


                                   SECTION 1.
                        TITLE, PURPOSE AND EFFECTIVE DATE

         1.01. Title. The title of this Plan shall be the "DTE Energy Company Executive Deferred Compensation Plan" and shall be referred to in this document as the "Plan."

         1.02. Purpose. The purpose of the Plan is to promote the success of DTE Energy Company (hereinafter referred to as "DTE") by:

         (a) providing selected executives with the ability to defer compensation on a pre-tax basis to provide supplemental retirement savings;

         (b) providing a mechanism for selected executives to receive benefits that they otherwise would have received under certain qualified retirement plans but for their deferral elections;

         (c) providing executives participating in the DTE Energy Company 2001 Stock Incentive Plan ("SIP") with a mechanism for deferring receipt of Performance Share Awards otherwise payable in cash under the SIP; and

         (d) permitting the Organization and Compensation Committee of the Board, or its designee, to require deferrals of compensation to the extent desirable to satisfy the deduction limitations of Code section 162(m).

               It is intended that this Plan provide deferred compensation for "a select group of management or highly compensated employees" within the meaning of sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended (hereinafter referred to as "ERISA") and, therefore, to be exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA.

         1.03. Effective Date. The Plan shall be effective January 1, 2002.

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                                   SECTION 2.
                                  DEFINITIONS

         The following words and terms, as used in this Plan, shall have the meanings set forth below, unless a clearly different meaning is required by the context in which the word or phrase is used.

         2.01. Account. "Account" means the hypothetical record or bookkeeping entry maintained by the Company reflecting each Participant's deferrals, credited earnings and losses, Company contributions, transfers from a Prior Plan and distributions under the Plan. The term "Account" should not be construed as an actual segregation of assets for the benefit of any particular Participant.

         2.02. Affiliated Company. "Affiliated Company" means any corporation while such corporation is a member of the same controlled group of corporations (within the meaning of Code section 414(b)) as DTE or any other employing entity while such entity is under common control (within the meaning of Code section 414(c)) with DTE.

         2.03. Annual Cash Bonus. "Annual Cash Bonus" means the cash compensation payable in the Plan Year under the DTE Energy Company Annual Incentive Plan, or any successor plan thereto, after reduction for (i) any pre-tax deferrals under Code section 401(k), and (ii) any payroll deduction for taxes or any other purpose.

         2.04. Base Salary. "Base Salary" means base salary payable after reduction for any pre-tax deferrals under Code sections 125, 129 or 401(k) but prior to reduction for any payroll deduction for taxes or any other purpose. "Base Salary" shall exclude any bonus, fringe benefit or other form of remuneration.

         2.05. Beneficiary. "Beneficiary" means the person, persons or entity designated in writing by the Participant, on forms provided by the Company, to receive distribution of certain death benefits payable under the Plan in the event of the Participant's death.

         2.06. Board. "Board" means the Board of Directors of DTE.

         2.07. Cash Balance Plan. "Cash Balance Plan" means any cash balance defined benefit plan maintained by the Company or an Affiliated Company which is intended to be qualified under Code section 401(a); provided, however, that the Traditional Option of the MCN Energy Group Retirement Plan shall be included in the definition of "Pension Plan," and not in the definition of "Cash Balance Plan".

         2.08. Cash Compensation. "Cash Compensation" means the Base Salary, Annual Cash Bonus, or other cash payments (other than Performance Share Awards payable in cash) payable to a Participant.

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         2.09. Code. "Code" means the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder. References to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection.

         2.10. Committee. "Committee" means the Organization and Compensation Committee of the Board. The Committee is responsible for the administration of the Plan and may delegate such administrative responsibilities under this Plan.

         2.11. Company. "Company" means DTE Energy Company or its successors and assigns.

         2.12. Company's Accountants. "Company's Accountants" means the independent accountant or accountants engaged by the Company and, if selected or changed following a Change in Control, approved by the trustee of the trust established in accordance with Section 14.

         2.13. Company's Actuaries. "Company's Actuaries" means the independent actuary or actuaries engaged by the Company and, if selected or changed following a Change in Control, approved by the trustee of the trust established in accordance with Section 14.

         2.14. Contribution Subaccount. "Contribution Subaccount" means the hypothetical bookkeeping record maintained by the Company to track the various allocations to the Participant's Account. For purposes of this Plan, the balance in each Account shall be allocated among the Annual Cash Bonus Subaccount, the Base Salary Subaccount, the Prior Plans Subaccount, the Qualified Plan Make-up Subaccount, and the Mandatory Deferral Subaccount (collectively, known as the Contribution Subaccounts) as defined in Section 5 herein.

         2.15. Deferral Election. "Deferral Election" means the deferral agreement described in 3.01(c) of the Plan.

         2.16. Deferral Period. "Deferral Period" means, with respect to each Deferral Year Subaccount, the period beginning with the first day of the Deferral Year and ending upon the date the Participant elected to receive or begin receiving a distribution of his such entire Deferral Year Subaccount under the Plan. The minimum length of time for a Deferral Period shall be two (2) years or the period from the first day of the Deferral Year through the date of the Participant's termination for any reason, whichever is earlier. The Deferral Period for the Mandatory Deferral Subaccount shall be through the date on which the Participant ceases to be a "covered employee" as that term is defined in Code section 162(m)(3).

         2.17. Deferral Year. "Deferral Year" means the period during which compensation subject to a Participant's Deferral Election would have been paid in the absence of the Deferral Election. Generally, the Deferral Year will be the Plan Year. Where a Participant first becomes eligible to participate during a Plan Year, however, the Deferral Year begins upon the effective date of the Participant's initial Deferral Election.

         2.18. Deferral Year Subaccount. "Deferral Year Subaccount" means the bookkeeping record maintained by the Company to separately track the allocations for each Deferral Year to each of the Participant's Contribution Subaccounts.

         2.19. DTE. "DTE" means DTE Energy Company or its successors and assigns.

         2.20. DTE Stock. "DTE Stock" means the common stock of DTE.

         2.21. Eligible Employee. "Eligible Employee" means any employee of the Company who satisfies the eligibility requirements of Section 3 of the Plan.

         2.22. ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any regulations issued thereunder. References to any section or subsection of ERISA includes references to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection.

         2.23. Fair Market Value. "Fair Market Value" on a given date means the average of the high and low sale price for DTE Stock on that date (or, if there were no such sales on that date, on the next most recent prior date on which there were such sales) as reported on the Composite Tape if the DTE Stock is listed on the New York Stock Exchange ("NYSE").

         2.24. FICA. "FICA" means the tax applied under the Federal Insurance Contributions Act as set forth in Chapter 21, Subtitle C, of the Code, and any regulations issued thereunder.

         2.25. Participant. "Participant" means an Eligible Employee who has made a written election on a properly executed Deferral Election to participate in the Plan.

         2.26. Participating Affiliated Company. "Participating Affiliated Company" means any Affiliated Company as defined in Section 2.02 who has elected to participate in the Plan.

         2.27 Pension Plan. "Pension Plan" means any defined benefit plan maintained by the Company or an Affiliated Company, which is intended to be qualified under Code section 401(a). "Pension Plan" includes the Traditional Option of the MCN Energy Group Retirement Plan, but cash balance defined benefit plans shall otherwise be included in the definition of "Cash Balance Plan," and not in the definition of "Pension Plan."

         2.28 Performance Share Award. "Performance Share Award" means the award under the SIP, which before the beginning of the Deferral Period is determined to be otherwise payable in cash.

         2.29. Plan. "Plan" means the DTE Energy Company Executive Deferred Compensation Plan, as described herein and as amended.

         2.30. Plan Year. "Plan Year" means, for the first year, the period beginning January 1, 2002, and ending December 31, 2002, and thereafter, the period beginning January 1 and ending December 31 of each year.

         2.31. Prior Plan. "Prior Plan" means the MCN Energy Group Executive Deferred Compensation Plan and/or the DTE Deferred Bonus Plan.

         2.32. Qualified Plan. "Qualified Plan" means any plan maintained by the Company or an Affiliated Company, which is intended to be qualified under Code section 401(a).

         2.33. Savings Plan. "Savings Plan" means any defined contribution plan maintained by the Company or an Affiliated Company, which is intended to be qualified under Code section 401(a).

         2.34. SIP. "SIP" means the DTE Energy 2001 Stock Incentive Plan as amended from time to time.

         2.35. Spouse. "Spouse" means an individual who is legally married to a Participant under the laws of the State in which the Participant resides, on the day immediately preceding the Participant's date of death.

         2.36. Subsidiary. "Subsidiary" means a corporation, partnership, joint venture, limited liability company, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest.


                                   SECTION 3.
                          ELIGIBILITY AND PARTICIPATION

         3.01. Voluntary Participation by Eligible Employees. Each employee of the Company and Participating Affiliated Companies who is included within a "select group of management or highly compensated employees," within the meaning of Title I of ERISA, may be eligible to participate in accordance with the terms of the Plan.

               (a) Effective Date for Participation. Each employee of the Company and Participating Affiliated Companies who is employed at the level of Director or above (or equivalent) and who is designated as an Eligible Employee shall be eligible to participate in the Plan and make voluntary elections to defer receipt of Cash Compensation and/or Performance Share Awards, effective as of the later of (i) the date determined by the Vice President, Human Resources, or (ii) the date on which the employee is formally notified of his eligibility to participate.

               (b) Determination of Eligible Employee Status. The Vice President, Human Resources shall designate employees as Eligible Employees. The Vice President, Human Resources may revoke such designation prior to any Plan Year with respect to the Eligible

Employee's ability to defer future compensation payable by the Company or Participating Affiliated Company, provided, however, that no such revocation shall adversely affect any amounts previously deferred by such Eligible Employee under the Plan. Employees who were employed at the level of Director at MCN Energy Group Inc. or one of its subsidiaries prior to June 1, 2001, but were not appointed to a level of Director or above in the Staffing and Selection process during the second quarter of 2001 shall be eligible to participate for the 2002 Plan year only; unless or until they are otherwise designated as Eligible Employees.


               (c) Deferral Election. The Company shall provide a Deferral Election to each Eligible Employee for each Plan Year in which deferrals are to be made, which shall set forth the Eligible Employee's election to defer a portion of his compensation, his agreement to be bound by the terms of the Plan, and such other matters as are set forth in this Plan or deemed advisable by the Committee. For each Deferral Year Subaccount, including such subaccounts, if any, under the Qualified Plan Make-up Subaccount, the Participant shall specify in the Deferral Election a Deferral Period of at least two (2) years and the method and timing of payment as described in Section 6. Failure to submit an election for any Plan Year will preclude such Eligible Employee from deferring any Cash Compensation or Performance Share Awards until the following Plan Year.

               (d) Mid-Year Participation. To the extent an employee is designated as an Eligible Employee, and formally notified of his eligibility to participate in the Plan during a Plan Year, the Eligible Employee must elect to participate within 30 days after the Participant is notified of his eligibility for the Plan. Failure to submit an election during such 30-day period will preclude such Eligible Employee from deferring any compensation or Performance Share Awards until the following Plan Year.

         3.02. Mandatory Participation by Covered Employees. The Organization and Compensation Committee of the Board, or its designee, may require the deferral of compensation of any Eligible Employee who is a "covered employee" as defined in Code section 162(m)(3) and the regulations thereunder, to the extent that such compensation would not have been deductible in the year in which such compensation would have been paid.


                                   SECTION 4.
                           DEFERRALS AND CONTRIBUTIONS

         4.01. Deferral of Performance Share Awards.

               (a) Election To Defer. Each Eligible Employee may elect, no later than October 331 of the year preceding the Plan Year in which Performance Shares would otherwise be payable, to defer receipt of all or a portion of a Performance Share Award otherwise payable in cash by filing with the Vice President, Human Resources the Deferral Election provided by the Company.

               (b) Deferral Amount. Each Eligible Employee may file a written election to defer the receipt of a portion of a Performance Share Award in an amount not (i) less than one percent (1%), nor (ii) in excess of one hundred percent (100%), less the applicable FICA on such amount, in one percent (1%) increments, of the Performance Share Award otherwise payable in cash.

         4.02. Deferral of Base Salary.

               (a) Election To Defer. Each Eligible Employee may file a written election with the Vice President, Human Resources, no later than October 31 of the year preceding the Plan Year in which Base Salary would otherwise be payable, to defer receipt of a portion of his Base Salary.

               (b) Deferral Amount. Each Eligible Employee may file a written election to defer the receipt of Base Salary in an amount not (i) less than one percent (1%), nor (ii) in excess of one hundred percent (100%), in one percent (1%) increments, less the applicable FICA on such amount, of the amounts payable during the Plan Year to which the election pertains.

         4.03. Deferral of Annual Cash Bonus.

               (a) Election To Defer. Each Eligible Employee may file a written election with the Vice President, Human Resources, no later than October 31 of the year preceding the Plan Year in which his Annual Cash Bonus otherwise would be payable, to defer receipt of all or a portion of his Annual Cash Bonus.

               (b) Deferral Amount. Each Eligible Employee may file a written election to defer the receipt of his Annual Cash Bonus in an amount not (i) less than one percent (1%), nor (ii) in excess of one hundred percent (100%), in one percent (1%) increments, less the applicable FICA on such amount, of the amounts payable during the Plan Year to which the election pertains.

         4.04. Restoration of Qualified Plan Benefits. The Company shall credit, as set forth in Sections 4.04(a) through (e), each Participant's Qualified Plan Make-up Subaccount with amounts intended to replace Qualified Plan benefits (but not earnings) which are reduced as a result of any deferrals under Sections 4.01, 4.02, or 4.03 of this Plan.

               (a) Savings Plan Make-up. The Company shall credit to the Participant's Qualified Plan Make-up Subaccount, on the last business day of each month, an additional benefit equal to the amount of any Company matching contributions that would have been otherwise credited to the Participant's account under the terms of a Savings Plan but for the Participant's election to defer any amount under the Plan.

               (b) Pension Plan Make-Up. The Company shall credit to the Participant's Qualified Plan Make-up Subaccount, as of the date of the Participant's termination of employment, an amount equal to the difference between (i) the present value, determined under each applicable Pension Plan, of the benefit that the Participant would have been entitled to receive under each such Pension Plan but for his election to defer any amount under the Plan, and (ii) the present value, determined under each such Pension Plan, of the benefit that the Participant is entitled to receive under such Pension Plan. Such contribution shall be determined and credited as of the date of termination of employment.

               (c) Cash Balance Plan Make-Up. The Company shall credit to the Participant's Qualified Plan Make-up Subaccount, as of the last business day of each calendar year, an amount equal to the additional increment that would have been added to the Participant's account under a Cash Balance Plan but for his having elected to defer any amount under the Plan. Such contribution shall be determined and credited as of the last day of the calendar year.

         4.05. Mandatory Deferral. The Company shall credit to the Participant's Mandatory Deferral Subaccount, on the date on which such compensation would otherwise have been payable, amounts which would have been nondeductible under Code section 162(m) on the date on which such compensation would otherwise be payable. The Deferral Period for the Mandatory Deferral Subaccount shall be through the date on which the Participant ceases to be a "covered employee" as that term is defined in Code section 162(m)(3). Any amounts in the Mandatory Deferral Subaccount shall be paid in the form of a lump sum.

         4.06. Deferral of Prior Plan Balances.

               (a) Automatic Transfer. The Company shall credit to each Eligible Employee's Prior Plan Subaccount as of January 1, 2002 the amount credited to the Eligible Employee under the Prior Plan as of December 31, 2001.

               (b) Election of Deferral Period. Each Eligible Employee whose balance in a Prior Plan is transferred to this Plan pursuant to subsection (a) shall file a written election with the Vice President, Human Resources, no later than October 31, 2001, specifying a Deferral Period of at least two (2) years and the method and timing of payment as described in Section 6. If such Eligible Employee fails to submit an election on or before October 31, 2001, the Prior Plan Account shall be paid in a lump sum upon termination of employment. Amounts in pay status under the MCN Energy Group Executive Deferred Compensation Play as of December 31, 2001, shall be payable on an annual basis, in arrears, rather than on a monthly basis, effective January 1, 2002.


                                   SECTION 5.
                              ACCOUNTS AND EARNINGS

         5.01. Establishment of Accounts. The Committee shall establish a hypothetical bookkeeping Account for each Participant. Each Participant's Account shall be divided into one or more Contribution Subaccounts:

               (a) For Participants deferring Base Salary, a "Base Salary Subaccount,"

               (b) For Participants deferring Annual Cash Bonus, an "Annual Cash Bonus Subaccount,"

               (c) For Participants whose Qualified Plan benefits are reduced because of their participation in this Plan, a "Qualified Plan Make-up Subaccount,"

               (d) For Participants deferring Performance Share Awards payable in cash, a "Performance Share Subaccount,"

               (e) For Participants whose compensation would otherwise be nondeductible under Code section 162(m), a "Mandatory Deferral Subaccount," and

               (f) For Participants whose balance from a Prior Plan has been transferred to this Plan, a "Prior Plan Subaccount."

               In addition, each Contribution Subaccount shall be divided into one or more Deferral Year Subaccounts, based on the Deferral Year of the contributions allocated to such Contribution Subaccount. The Qualified Plan Make-up Subaccount shall be divided into one or more Deferral Year Subaccounts, based on the Deferral Year in which contributions were allocated to such Contribution Subaccounts. The Prior Plan Subaccount shall be deemed to consist of one Deferral Year only.

         5.02. Contribution Subaccounts.

               (a) Establishment of Contribution Subaccounts. A Participant's Contribution Subaccount shall be denominated on a monetary basis. The Committee shall cause each separate Contribution Subaccount to be maintained in the name of each Participant with respect to whom all or a portion of Base Salary or Annual Cash Bonus, Performance Share Awards has been deferred, whose Qualified Plan benefits have been reduced because of his participation in this Plan, whose compensation has been mandatorily deferred because of Code section 162(m), or whose Prior Plan Balance has been transferred to this Plan.

               (b) Subsequent Credits. Each Participant's Contribution Subaccount shall be credited with amounts of Cash Compensation deferred by the Participant and by the Company contributions specified in Section 4.04, 4.05 and
4.06. Cash Compensation deferrals shall be credited on the date such amounts would have otherwise been paid to the Participant. Company contributions shall be credited on the dates specified in Section 4.04, 4.05 or 4.06.

               (c) Contribution Subaccounts Adjustments. Each Contribution Subaccount for any Participant shall be credited with earnings and debited for losses as if such amounts were invested in specific investment funds that reflect, as of a given date, the funds established under The Detroit Edison Savings and Investment Plan (the "Deemed Investments") in which the Participant's new contributions are invested by percentage, taking into account changes among such Deemed Investments made by the Participant, during the Deferral Period. Notwithstanding the foregoing, the Committee may change available investment funds or override a Participant's investment election at any time.

         5.03. Election of Investment Options. Each Participant shall, by filing an election with the Committee, in a format approved by the Committee, elect the investment options in which each deferral amount is to be invested. Investment options available under the Plan and the ability to change such investment election shall mirror those available under the Qualified Plan, however, may be changed at the discretion of the Committee.

         5.04. No Requirement to Fund. The Company shall have sole discretion whether or not to invest any of the Company's funds (whether or not in trust) in a manner that reflects the Deemed Investments or in any other manner. If and to the extent the Company chooses to invest in any Deemed Investment, assets acquired by the Company shall remain the sole property of the Company, subject to the claims of its general creditors, and shall not be deemed to form part of the Participant's Account. Nothing herein, however, shall preclude the Company from segregating assets that are intended to be a source of payment of benefits from the Plan. The Company shall not be required to fund its obligations in any manner and shall not be required to invest in any particular investment, including any Deemed Investment fund. The Company may, without limitation, purchase life insurance or any security or other property with respect to any or all of its obligations under the Plan. Participants shall have no right, title or interest in any assets held by the Company (or any trust) by reason of a Participant's participation in this Plan.


                                   SECTION 6.
                           FORM AND TIMING OF PAYMENT

         6.01. Distribution of Contribution Subaccount. The Company shall distribute each Participant's Contribution Subaccount in accordance with the Participant's Deferral Election unless the Plan provides otherwise. The distribution election with respect to each Deferral Year Subaccount under the Participant's Contribution Subaccount shall be made in accordance with the following provisions.

               (a) Payment Election. Such Deferral Election shall provide for payment in either (i) annual installments over a period not less than one year and not more than 15 years, in one-year increments, or (ii) a lump sum distribution. If no Deferral Election is on file with respect to the Deferral Year Subaccount or no distribution option is indicated on the Deferral Election, the Participant's Deferral Year Subaccount shall be distributed in a single lump sum.

               (b) Timing of Distributions. A lump sum distribution shall be made as of March 1 following the end of the Deferral Period or, if earlier, March 1 following the end of the Plan Year in which the Participant's employment terminated for any reason other than death. If a Participant has elected to receive his distribution in annual installments, the first installment shall be made as of March 1 following the end of the Deferral Period or, if earlier, March 1 following the end of the Plan Year in which the Participant's employment terminated for any reason other than death. All subsequent annual installments shall be made on approximately the same date each calendar year thereafter for the remainder of the distribution period. If no Deferral Election is on file with respect to the Deferral Year Subaccount or no distribution option is indicated on the Deferral Election, the Participant's Deferral Year Subaccount shall be distributed as of March 1 following the end of the Plan Year in which the Participant's employment is terminated for any reason other than death. Timing of a distribution due to a Participant's death shall be governed by Section 7.02.

         6.02. Form of Distributions.

               (a) Contribution Subaccounts. Earnings and losses based on the Deemed Investments shall be credited to each Deferral Year Subaccount under the Participant's Contribution Subaccount through December 31 of each Plan Year in which the Participant has a balance in such Deferral Year Subaccount. The distribution to a Participant shall be paid in cash. The initial distribution shall be determined by dividing the value of the Participant's Contribution Subaccount, determined as of (i) December 31 of the last Plan Year ending with or within the Deferral Period or, if earlier, on (ii) December 31 of the Plan Year in which the Participant's employment terminated, by the number of installment payments to be made. The amount distributed to the Participant thereafter shall be recalculated each year to reflect changes in the Deferral Year Subaccount balance through December 31 of such subsequent calendar year and the remaining number of installment payments to be made.

               (b) Distribution of Small Amounts. Notwithstanding a Participant's payment option, if a Participant's Contribution Subaccount is less than or equal to $10,000 as of any March 1 payment date, the Participant's Contribution Subaccount balance shall be paid in a single lump sum.

         6.03. Change In Distribution Option. A Participant may change the distribution option previously selected for a particular Deferral Year Subaccount at any time by submitting a revised Deferral Election applicable to such Deferral Year Subaccount to the Committee. A change in time or manner of any distribution, however, shall be effective only if the Vice President, Human Resources receives the revised Deferral Election at least 12 full months before distributions under the Plan related to that Deferral Year Subaccount commence under either Deferral Election and approves such election. Any change received by the Vice President, Human Resources less than 12 months prior to the date the distribution would otherwise commence shall post-pone any distribution from the Plan until the next March 1 which is 12 months or more after the change in election option is received by the Vice President, Human Resources.

         6.04. Hardship Withdrawals. At any time prior to the complete distribution of a Participant's Account, a Participant may request that the Vice President, Human Resources make a distribution to him of all or part of his remaining Account within 120 days. Such distribution shall be made only if the Vice President, Human Resources determines that the Participant has an unforeseen emergency that constitutes a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Code section 152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. Payment may not be made to the extent that such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or by cessation of deferrals under the Plan. The distribution shall be limited to the amount required to meet the financial hardship. In making these determinations, the Vice President, Human Resources shall utilize the regulations proposed or adopted under Code section 457. Hardship distributions shall be deducted from Contribution Subaccounts in the following order (i) the Annual Cash Bonus Subaccount; (ii) the Base Salary Subaccount; and (iii) the Qualified Plan Make-up Subaccount. Within each Contribution Subaccount, oldest Deferral Year Subaccounts will be depleted first. If a Participant elects a hardship withdrawal, any on-going deferral will cease, and the Participant may not again be designated as an Eligible Employee eligible to make additional deferrals under the Plan until the enrollment period occurring at the end of the Plan Year following the Plan Year in which the withdrawal was made.

         6.05. Unscheduled Withdrawals. The Participant shall be permitted to make certain unscheduled withdrawals as described below:

               (a) Election. A Participant may request in writing to the Vice President, Human Resources an unscheduled withdrawal of the entire amount credited to the Participant's Account, including earnings, which will be paid within 30 days in a single lump sum.

               (b) Withdrawal Penalty. There will be a penalty deducted from the Account prior to an Unscheduled Withdrawal equal to 10 percent of the Participant's Account. If a Participant elects such a withdrawal, any on-going deferral will cease, and the Participant may not again be designated as an Eligible Employee eligible to make additional deferrals under the Plan until the enrollment period occurring at the end of the Plan Year following the Plan Year in which the withdrawal was made.

         6.06. Revocation of Designation as an Eligible Employee. A Participant whose designation as an Eligible Employee is revoked prior to the Participant's retirement, death, termination or disability shall not be permitted to continue to make Deferrals under the Plan subsequent to the date of such revocation. However, all monies that are in the Participant's subaccounts as of the date of revocation shall continue to be deferred in such subaccounts until the Participant's retirement, death, termination or disability.

         6.07. Distribution of Performance-Based Compensation. It is intended that deferrals of amounts that would have constituted "qualified performance-based compensation," within the meaning of Code Section 162(m) and the regulations thereunder, if paid when earned shall continue to constitute "qualified performance-based compensation" when distributed under this Plan. Amounts deferred that would not have constituted "qualified performance-based compensation" if paid when earned shall not constitute "qualified performance-based compensation" when distributed under this Plan.

                                   SECTION 7.
                   SELECTION OF AND PAYMENTS TO A BENEFICIARY

         7.01. Beneficiary Designation. A Participant shall designate a Beneficiary on a form provided by the Vice President, Human Resources, or his or her designee, for the purpose of designating a Beneficiary. If a Participant has not designated a Beneficiary, or if a designated Beneficiary is not living or in existence at the time of a Participant's death, any death benefits payable under the Plan shall be paid to the Participant's Spouse, if then living, and if the Participant's Spouse is not then living, to the Participant's estate.

         7.02. Change in Beneficiary. A Participant may change the designated Beneficiary from time to time by filing a new written designation with the Vice President, Human Resources, or his or her designee. Such designation shall be effective upon receipt by the Vice President, Human Resources, or his or her designee.

         7.03. Survivor Benefit. If a Participant dies with an Account balance under this Plan, his Beneficiary shall be entitled to receive a distribution of the Participant's Account. The distribution shall be paid in a lump sum within ninety (90) days following the Participant's death.


                                   SECTION 8.
                               VESTING OF BENEFITS

         A Participant shall be 100 percent vested in his benefits under the Plan at all times, except as set forth in Sections 9.02 (relating to fractional share adjustments), 10.03 (relating to the right to accelerate payments) and
11.02 (relating to failure of the Plan to maintain the designated ERISA exemptions). A Participant shall be treated as an unsecured creditor of the Company for all benefits under the Plan.


                                   SECTION 9.
                                 TAX WITHHOLDING

         Deferrals hereunder shall be subject to applicable FICA withholding laws. Benefit payments hereunder shall be subject to applicable federal, state and local tax withholding laws. A Participant shall be responsible for making payment to DTE or a participating Affiliated Company, as appropriate, in an amount equal to the FICA tax or income payroll tax withholdings on the Fair Market Value of deferrals of or payments made in DTE Stock.


                                   SECTION 10.
                           ADMINISTRATION OF THE PLAN

         10.01. Duties and Power. The Committee shall be the "named fiduciary" for the Plan responsible for the general operation and administration of the Plan and the proper execution of its provisions. It shall have full discretionary authority to interpret the Plan and to determine the response to all questions arising from its provisions. It shall maintain all necessary books of accounts and records. It shall have the full discretionary power and authority to establish, interpret, enforce, amend, and revoke, from time to time, such rules and regulations for the administration of the Plan and the conduct of its business as it deems appropriate, including the right to remedy ambiguities, inconsistencies and omissions. Any action that the Committee is required or authorized to take shall be final and binding upon each and every person who is or may become a Plan Participant or Beneficiary. The Committee may delegate its authority to administer the Plan.

         10.02. Benefit Statements. The Committee, or its designee, will provide each Participant with a quarterly statement setting forth the Participant's Account balance, and the amount allocated to each Contribution Subaccount.

         10.03. Right to Accelerate. The Board in its sole discretion may accelerate all vested benefits upon termination of the Plan, and pay such benefits in a single lump sum. If the Internal Revenue Service or the Committee determines that any amounts in Participants' Accounts are currently taxable, the Committee may direct immediate payment of all or some Plan benefits in a single lump sum or to take any other action it deems appropriate. In addition, Participant's terminating employment with an Account balance of less than $10,000 shall receive such benefits in a single lump sum regardless of the distribution elections stated in their Deferral Election(s).


                                   SECTION 11.
                     AMENDMENT, SUSPENSION, AND TERMINATION

         11.01. Right to Amend or Terminate. The Plan may be amended, modified or terminated by the Board at any time. Such amendment, modification or termination may modify or eliminate any benefit hereunder except that such amendment, modification or termination shall not affect the rights of Participants or Beneficiaries to the vested portion of a Participant's Account as of the date of such amendment or termination.

         11.02. Right to Suspend. If the Board of Directors determines that payments under the Plan would have a material adverse affect on the Company's ability to carry on its business, the Board of Directors may suspend such payments temporarily for such time as in its sole discretion it deems advisable, but in no event for a period in excess of one year. The Company shall pay such suspended payments in a lump sum immediately upon the expiration of the period of suspension.

         11.03. Partial ERISA Exemption. The Plan is intended to provide benefits for "a select group of management or highly compensated employees" within the meaning of sections 201, 301 and 401 of ERISA, and therefore to be exempt from sections 2, 3 and 4 of Title I of ERISA. Accordingly, the Plan shall terminate and existing Account balances shall be paid in a single lump-sum and no further benefits, vested or non-vested, shall be paid hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of section 3(2) of ERISA which is not so exempt.



                                   SECTION 12.
                                  MISCELLANEOUS

         12.01. Unfunded Plan. The Plan shall be unfunded within the meaning of sections 201(2), 301(a)(3) and 401(a)(1) ERISA. All benefits payable under the Plan shall be paid from the Company's general assets. The Company shall not be required to set aside or hold in trust any funds for the benefit of a Participant or Beneficiary, each of whom shall have the status of a general unsecured creditor with respect to the Company's obligation to make benefit payments pursuant to the Plan. Any assets of the Company available to pay Plan benefits shall be subject to the claims of the Company's general creditors and may be used by the Company in its sole discretion for any purpose.

         12.02. No Right to Continued Employment. Nothing in the Plan shall create or be construed as a contract between the Company or an Affiliated Company and employees for any matter including giving any person employed by the Company or an Affiliated Company the right to be retained in the Company's or an Affiliated Company's employ. The Company and each Affiliated Company expressly reserve the right to dismiss any person at any time, with or without cause, without liability for the effect that such dismissal might have upon him as a Participant in the Plan or for any other purpose.

         12.03. Prohibition Against Alienation. Except as otherwise provided in the Plan, no right or benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void. No such right or benefit shall be liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such right or benefit.

         12.04. Savings Clause. If any provision of this Plan is held by a court of competent jurisdiction to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision and the remaining provisions hereof shall continue to be construed and enforced as if the invalid or unenforceable provision had not been included.

         12.05. Payment of Benefit of Incompetent. In the event the Committee finds that a Participant, former Participant or Beneficiary is unable to care for his affairs because of his minority, illness, accident, or other reason, any benefits payable hereunder may, unless other claim has been made therefor by a duly appointed guardian, committee or other legal representative, be paid to a spouse, child, parent, or other blood relative or dependent or to any person found by the Committee to have incurred expenses for the support and maintenance of such Participant, former Participant, or Beneficiary; and any such payments so made shall be a complete discharge of all liability therefor.

         12.06. Spouse's Interest. The interest in the benefits hereunder of a Spouse who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such Spouse in any manner including, but not limited to, such Spouse's will, nor shall such interest pass under the laws of intestate succession.

         12.07. Successors. In the event of any consolidation, merger, acquisition or reorganization of the Company, the obligations of the Company and Participating Affiliated Companies under this Plan shall continue and be binding upon the Company, Participating Affiliated Companies and its successors.

         12.08. Gender, Number and Heading. Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. Whenever any words used herein are in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply. Headings of sections and subsections as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

         12.09. Legal Fees and Expenses. The Company shall pay all reasonable legal fees and expenses that a Participant may incur as a result of the Company contesting the validity, enforceability, or the Participant's interpretation of, or determinations under this Plan, other than Hardship Withdrawals under Section 6.04, Unscheduled Withdrawals under Section 6.05, and tax withholding under
Section 9.01.

         12.10. Choice of Law. This Plan shall be governed by and construed in accordance with the laws of the State of Michigan, other than its choice-of-law rules, to the extent not superseded by applicable federal statues or regulations.

         12.11. Affiliated Employees. Transfers of employment between Affiliated Companies and the Company or other Affiliated Companies will be treated as continuous and uninterrupted service under the Plan.

         12.12. Plan Document. This Plan document provides the final and exclusive statement of the terms of the Plan. Unless otherwise authorized by the Board or its delegate, no amendment or modification to this Plan shall be effective until reduced to writing and adopted pursuant to Section 11.01. This document legally governs the operation of the Plan, and any claim of right or entitlement under the Plan shall be determined solely in accordance with its provisions. To the extent that there are any inconsistencies between the terms of any related materials and the terms of this document, the terms of this document shall control and govern the operation of the Plan. No other evidence, whether written or oral, shall be taken into account in determining the right of an Eligible Employee, a Participant, or Beneficiary, as applicable, to any benefit of any type provided under the Plan.

                                  SECTION 13.
                                  ARBITRATION

         In the event of any dispute, claim, or controversy (hereinafter referred to as a "Grievance") between a Participant who is eligible to elect to receive the benefits provided under this Plan and the Company with respect to the payment of benefits to such Participant under this Plan, the computation of benefits under this Plan, or any of the terms and conditions of this Plan, such Grievance shall be resolved by arbitration in accordance with this Section 13.

               (a) Arbitration shall be the sole and exclusive remedy to redress any Grievance.

               (b) The arbitration decision shall be final and binding, and a judgment on the arbitration award may be entered in any court of competent jurisdiction and enforcement may be had according to its terms.

               (c) The arbitration shall be conducted by the American Arbitration Association in accordance with the Commercial Arbitration Rules of the American Arbitration Association and reasonable expenses of the arbitrators and the American Arbitration Association shall be borne by the Company.

               (d) The place of the arbitration shall be the offices of the American Arbitration Association in the Detroit, Michigan Metropolitan area.

               (e) The arbitrator(s) shall not have the jurisdiction or authority to change any of the provisions of this Plan by alteration of, addition to, or subtraction from the terms thereof. The arbitrator(s)' sole authority shall be to apply any terms and conditions of this Plan. Since arbitration is the exclusive remedy with respect to any Grievance, no Participant eligible to receive benefits provided under this Plan has the right to resort to any federal court, state court, local court, or administrative agency concerning breaches of any terms and provisions hereunder, and the decision of the arbitrator(s) shall be a complete defense to any suit, action, or proceeding instituted in any federal court, state court, local court, or administrative agency by such employee or the Company with respect to any Grievance which is arbitrable as herein set forth.

               (f) The arbitration provisions shall, with respect to any Grievance, survive the termination of this Plan.


                                   SECTION 14.
                          CHANGE IN CONTROL PROVISIONS

         14.01. General. In the event of a Change in Control, as defined in
Section 14.06, then, notwithstanding any other provision of the Plan, the provisions of this Section 14 shall be applicable and shall supersede any conflicting provisions of the Plan.

         14.02. Transfer to Rabbi Trust. The Company shall establish a trust (the "Rabbi Trust") that is intended to be an unfunded arrangement and not affect the status of the Plan as an unfunded arrangement for purposes of Title I of ERISA. The terms of the Rabbi Trust shall provide that, within seven (7) days of a Change in Control assets shall be transferred to the Rabbi Trust in (i) an amount equal to each Participant's Account balance as of the date of the Change in Control, plus (ii) in the case of each Participant for whom no Pension Plan Make-Up described in Section 4.04(b) has been credited to his or her Qualified Plan Make-Up Subaccount on or before the date of the Change in Control, an amount equal to the Pension Plan Make-Up to which each such Participant would be entitled on his or her Normal Retirement Date under each applicable Pension Plan, assuming service through his or her Normal Retirement Date under the applicable Pension Plan and assuming annual Base Salary increases for the Participant of 5%, all as determined by the Company's Actuaries; plus (iii) an amount deemed necessary to pay estimated Rabbi Trust administrative expenses for the following five (5) years, as determined by the Company's Accountants. Assets transferred in accordance with the preceding sentence shall either be (i) in the form of shares of the Deemed Investments and/or DTE Stock equal to the number of shares of each such Deemed Investment and DTE Stock in which the Participant's Contribution Subaccount is deemed to be invested for bookkeeping purposes on the date of the Change in Control or (ii) in the form of in cash, in which case an additional cash transfer shall be made, prior to the initial investment of cash by the trustee of the Rabbi Trustee in DTE Stock or any Deemed Investment, in an amount sufficient to permit the trustee of the Rabbi Trust to invest in the number of shares of each Deemed Investment and DTE Stock in which the Participant's Contribution Subaccount was deemed to be invested for bookkeeping purposes on the date of the Change in Control (as adjusted for any subsequent share splits, consolidations, etc.). The Company and/or an Affiliated Company shall make all transfers of assets required by the Rabbi Trust in a timely manner and shall otherwise abide by the terms of the Rabbi Trust.

         14.03. Lump Sum Payments. In connection with a Change in Control or consummation of a transaction constituting a Change in Control, the Chairman of DTE Energy Company shall have the absolute discretion to direct that a lump sum payment be made to a Participant up to the total value of such Participant's Contribution Subaccounts if such payment will reduce the amount of any potential excise tax imposed by Code section 4999.

         14.04. Joint and Several Liability. Upon and at all times after a Change in Control, the liability under the Plan of the Company and each Affiliated Employer that has adopted the Plan shall be joint and several so that the Company and each such Affiliated Employer shall each be liable for all obligations under the Plan to each employee covered by the Plan, regardless of the corporation by which such employee is employed.

         14.05. Dispute Procedures. In the event that, upon or at any time subsequent to a Change in Control, a disputed claim for benefits under the Plan is brought by a Participant or beneficiary, the following additional procedures shall be applicable:

               (a) Any amount that is not in dispute shall be paid to the Participant or beneficiary at the time or times provided herein.

               (b) The Company shall advance to such claimant from time to time such amounts as shall be required to reimburse the claimant for reasonable legal fees, costs and expenses incurred by such claimant in seeking a judicial resolution of his or her claim, including reasonable fees, costs and expenses relating to arbitration.

         14.06. Definition of Change in Control. A "Change in Control" means the occurrence of any one of the following events:

               (a) individuals who, on December 31, 2001, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to December 31, 2001, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) with respect to directors or as a result of any other actual or threatened solicitation of proxies [or consents] by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

               (b) any "person" (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange
Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (c)), or (E) a transaction (other than one described in (c) below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors approve a resolution providing expressly that the acquisition pursuant to this clause (E) does not constitute a Change in Control under this paragraph (b);

               (c) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries (a "Business Combination") or sale or other disposition of all or substantially all of the Company's assets to an entity that is not an affiliate of the Company (a "Sale"), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction"); or

               (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

         Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.


         IN WITNESS WHEREOF, DTE Energy Company has caused this Plan to be executed as of this 1st day of January 2002.





                                        DTE Energy Company


                                        By: ________________________________
                                        Larry E. Steward
                                        Vice President, Human Resources